Subsequent Events	6 Months Ended	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

Acquisition Agreement

On July 19, 2013, we entered into an agreement to purchase the Southeast operations of Wood Resources LLC. These operations consist of a plywood manufacturing facility located in each of North and South Carolina. In accordance with the terms of the purchase agreement, we will acquire 100% of the equity interests in both Chester Wood Products LLC and Moncure Plywood LLC.

The purchase price for the acquisition is $102.0 million, subject to adjustment at closing based upon a working capital target. The closing of the acquisition is expected to occur prior to September 30, 2013. The agreement contains standard representations and warranties, indemnities and closing conditions, including receipt of approval under the Hart-Scott-Rodino Act of 1976, as amended. Of the purchase price, $5.1 million will be placed into escrow at closing to satisfy any claims for indemnification, 50% of which is eligible to be released after one year with the balance released after two years (assuming no pending claims). We currently intend to finance the acquisition with approximately $77.0 million of cash on hand and approximately $25.0 million of drawings under our revolving credit facility.

Stock Repurchase Agreement, Secondary Offering, and Revolving Credit Facility Amendment

On July 22, 2013, we entered into a Share Repurchase Agreement (the "Agreement") with BC Holdings. Under the Agreement, on July 30, 2013 we repurchased 3,864,062 shares of common stock from BC Holdings for $100.0 million in the Repurchase concurrently with the closing of the secondary offering by BC Holdings, whereby BC Holdings sold 10,000,000 shares of Boise Cascade common stock. The purchase price for the repurchased shares equaled the net price paid by the underwriters in connection with the secondary offering. We funded the Repurchase with cash on hand.
On July 19, 2013, Boise Cascade and certain of its subsidiaries, as borrowers, entered into the fourth amendment to its revolving credit facility (the “Amendment”), with Wells Fargo Capital Finance, LLC, as administrative agent for the lenders, and the lenders party thereto. The Amendment permitted the consummation of the Repurchase in an amount not to exceed $100.0 million at any time prior to August 20, 2013.

Subsequent Events

On February 4, 2013, we converted to a Delaware corporation from a Delaware limited liability company by filing a certificate of conversion in Delaware. The common stock authorized and outstanding, par values, net income (loss) per share amounts, and other per-share disclosures for all periods presented have been adjusted to reflect the impact of this conversion. No shares were dilutive or antidilutive in any period presented.

	Year Ended December 31
	2012	2011	2010
	(thousands, except for per-share data)
Net income (loss)	$41,496	$(46,363)	$(33,297)
Weighted average number of common shares for basic net income (loss) per common share	29,700	29,700	29,700
Incremental effect of dilutive common stock equivalents	—	—	—
Weighted average number of common shares for diluted net income (loss) per common share	29,700	29,700	29,700
Net income (loss) per common share:
Basic	$1.40	$(1.56)	$(1.12)
Diluted	$1.40	$(1.56)	$(1.12)

See Note 13, Equity, for a discussion of our initial public offering subsequent to December 31, 2012.